UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06416

Exact Name of registrant as specified in charter:	DTF Tax-Free Income Inc.

Address of principal executive offices:	55 East Monroe Street, Suite 3600, Chicago, IL 60603

Name and address of agent for service:	Prudential Investments LLC Mr. Jonathan Shain, Esq. Gateway Center Three, 4th Floor 100 Mulberry Street, Newark, NJ 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	10/31/04

Date of reporting period:	10/31/04

LETTER TO

SHAREHOLDERS

November 17, 2004

Dear Shareholder:

The Municipal Market and Your Fund

The municipal bond market was dominated by three major themes over the past year: heavy supply of municipal bonds, weak demand for municipal bonds from retail investors, and strong performance from the lowest rated sectors. Issuance of municipal bonds is on pace to be the third largest year on record. While 2004 issuance is expected to be lower than last year’s record, the market still expects to see approximately $350 billion of new bonds enter the market. Low interest rates continue to make it attractive for municipalities to issue new bonds to finance projects as well as to refinance older, higher cost bonds. This heavy supply of bonds, which mostly occurred between June and October as interest rates declined from their highs experienced earlier in the year, makes it difficult for the market to digest without exerting downward pressure on prices. Should interest rates move higher as we head into 2005, the supply of bonds would most likely moderate thereby helping the relative value of municipal bonds. Further, when municipalities experience improvements in their financial condition, the amount of new issuance generally declines as cash needs are covered from general operations.

The second theme the market experienced over the past year has been weak demand by retail investors. Retail investors, who represent approximately two-thirds of all owners of municipal bonds, have not been major buyers of bonds as interest rates hover at historically low levels. During the year, open-end mutual funds experienced heavy outflows, which exerted price pressure on the market. However, share prices of leveraged closed-end municipal bond funds, like DTF, benefited during this time period as the current yield available to closed-end funds has exceeded the yield available to buyers of individual bonds or open-end mutual funds. Should the market experience higher interest rates in 2005, overall demand for municipal bonds would most likely return, thereby cushioning the decline to municipal bond prices.

The third theme the municipal market experienced was strong performance in the lowest rated sectors of the market, especially tobacco settlement bonds, below investment grade airport bonds and lower rated hospital bonds. Each sector saw returns exceed the general municipal bond market as measured by the Lehman Brothers Municipal Bond Index by 200-600 basis points. Despite the tobacco sector being downgraded to BBB, several downgrades and bankruptcies occurring in the airport/airline sector and the risk profile to hospitals deteriorating as HMO’s continue to exert pricing pressure on hospitals, these sectors saw prices increase beyond the general market as investors ignored credit fundamentals in their pursuit of higher yields. While the DTF fund is prohibited from owning bonds with ratings below investment grade, the fund does not own any of these lower rated bonds, as we believe current valuations do not compensate investors for the high credit risks involved. Further, we continue to believe that the longer-term risks inherent in these sectors are not consistent with our strategy of preservation of capital.

Within the DTF Fund, we continue to emphasize higher quality utility bonds within a highly diversified portfolio. The Fund currently has an average quality rating of AA with over 96% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified between water/sewer issues, electric utility bonds, and pre-refunded utility bonds. Currently, the water and sewer sector represents our largest exposure at 37%. The Fund has maintained the theme of increasing exposure to the water and sewer utility sector due to the favorable combination of quality, liquidity, and the essential service nature of this sector.

The Fund’s diversification by market sector is shown below:

Market Sectors
Water/Sewer Revenue	37%
Electric Utilities	16
Pre-Refunded Utilities	15
Pollution Control	3
Non-Utilities	28
Cash	1

General Economic Commentary

Over the past twelve months, longer maturity U.S. Treasury bond yields have declined while shorter maturity securities have seen yields rise as the Federal Reserve (Fed) raised short-term rates four times totaling 100 basis points. The robust U.S. economy, improved employment market, and the threat of rising inflation have all contributed to the change in monetary policy and language by the Fed over this time period. It is anticipated that the Fed will continue to raise rates as we move into 2005 as it stated at its most recent meeting that it “perceives the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal and that policy accommodation can be removed at a pace that is likely to be measured”.

The U.S. economy remains healthy as evidenced by gross domestic product (GDP) growth, strong corporate profits, declining unemployment, improved consumer confidence, and increased business and government spending. Over the past twelve months, the U.S. economy expanded at a rate of 4.0%. While this rate has slowed since March’s year-over-year increase of 5%, the country’s highest twelve-month GDP level experienced since 1984, it still represents solid economic growth. This 4.0% annual GDP rate compares to the average yearly growth rate of 3.0% since 1990. Corporate profitability continued to improve during the second quarter as U.S. companies reported their fifth consecutive quarterly increase in profits. Corporate profits have increased during 10 out of the previous 11 quarters as consumer, business and government spending remained healthy. Consumer spending, which accounts for over two-thirds of the economy, expanded at an annual pace of 4.6% during the third quarter of 2004. Unemployment declined to 5.4% in November as the job market has slowly improved. This rate compares favorably to the 6.0% unemployment rate recorded in October of 2003. Consumer confidence has also risen during the past 12 months as the economy continues to expand and the labor market improves. Manufacturing remains strong as the Institute for Supply Management’s factory index, a gauge of U.S. manufacturing, increased for the 17th consecutive month. The U.S. economy is clearly on solid footing as all major economic indicators are reporting economic strength. However, several factors that could potentially slow the economy include continued increases to interest rates by the Fed, a further rise in the price of oil, and additional increases to an already large U.S. budget deficit.

Outlook

As we move forward into 2005, we anticipate the U.S. economy will moderate as the Fed continues to reverse its accommodative monetary policy at a measured pace. Factors that could influence the municipal bond market as we move forward include: the timing and depth of additional Fed policy changes, the health of the U.S. economy and labor markets, the level of demand for municipal bonds by retail investors, potential changes to existing tax laws, and the uncertainties in the war on terror. The Fund remains fully invested along the entire municipal yield curve in order to provide shareholders with a high level of current income exempt from federal taxes and to insulate the portfolio from potential changes in interest rates and shape of the yield curve that may occur as the Fed slowly changes its policy.

Fund Performance

The DTF Fund’s total return over one, three, five and ten year periods through October 31, 2004 is compared below to the Lehman Municipal Bond Index and a peer group of Leveraged Municipal Debt Funds:

ANNUALIZED NAV TOTAL RETURN
(10/31/04)
	One Year	Three Years	Five Years	Ten Years

DTF[1]	6.5%	6.5%	8.4%	7.9%
Lehman Brothers Municipal Bond Index[2]	6.0	5.7	7.2	7.1
Lipper Leveraged Municipal Debt Funds Average[3]	8.9	7.3	8.8	7.9

1 Source: Lipper Inc. Total return of the Fund represents the change in net asset value from the beginning of the period through to the period ending date of 10/31/04 and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange using the symbol DTF. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Lehman Brothers.

3 Source: Lipper Inc. The Lipper General Leveraged Municipal Debt Funds Average is comprised of funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds are leveraged via the use of debt, preferred equity and/or reverse repurchase agreements.

For the full calendar year 2004, the Fund expects that its dividends and other distributions will total $0.993 on a per share basis. In December, the DTF Fund declared both a long-term capital gain distribution of $0.080 per share and an additional special cash distribution of $0.033 per share. This will provide the highest annual distribution rate in the Fund’s history dating back to November 1991.4

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President & CEO

4 The determination of the tax character of all Fund distributions is made at each year-end and is reported to shareholders on Form 1099-DIV, which will be sent to shareholders in January 2005.

DTF TAX-FREE INCOME INC.

Portfolio of Investments

October 31, 2004

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			LONG-TERM INVESTMENTS—141.0%
			Alabama—5.3%
			Jefferson Cnty. Swr. Rev. Capital Impvt.
Aaa	$3,000		5.125%, 2/1/29, Ser. A, F.G.I.C.	$3,323,640
Aaa	2,100	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	2,316,048
Aaa	1,900	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/04 @ $101	2,101,970

				7,741,658

			California—26.0%
			Burbank Elec. Rev.,
Aaa	1,380		5.375%, 6/1/18, M.B.I.A.	1,549,602
			Foothill/Eastern Corr. Agency Toll Road Rev.,
Aaa	5,640	(b)	6.00%, 1/1/34, Ser. A, Prerefunded 1/1/07 @ $100	6,122,051
			Fresno Swr. Rev.,
Aaa	3,030		6.00%, 9/1/09, A.M.B.A.C.	3,490,408
Aaa	2,000		6.25%, 9/1/14, A.M.B.A.C.	2,453,040
			Los Angeles Wastewtr. Sys. Rev.,
Aaa	2,000		5.00%, 6/1/26, Ser. A, M.B.I.A.	2,079,180
			Los Angeles Wtr. & Pwr. Rev., Ser. A,
Aaa	1,000		5.25%, 7/1/21, F.S.A.	1,092,160
Aaa	1,000		5.375%, 7/1/21, M.B.I.A.	1,104,270
			Metro Wtr. Dist. Southern California Waterwork Rev.,
Aaa	1,500		5.00%, 10/1/29, M.B.I.A.	1,552,155
			Pomona Sngl. Fam. Mtge. Rev.,
Aaa	2,170		7.375%, 8/1/10, Escrowed to maturity	2,460,780
			Riverside Cnty. Sngl. Fam. Rev., Mtge. Backed,
Aaa	2,500		7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,504,550
			San Bernardino Cnty. Residential Mtge. Rev.,
Aaa	7,840		9.60%, 9/1/15, Escrowed to maturity	12,006,254
			Saratoga Unified Sch. Dist.,
Aaa	1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C.	495,976

				37,910,426

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Connecticut—2.5%
			Mashantucket Western Pequot Tribe Spl. Rev.,
Baa3	$3,500		5.75%, 9/1/18, Ser. B	$3,683,540

			Florida—8.1%
			Dade Cnty. Wtr. & Swr. Sys. Rev.,
Aaa	3,000		5.25%, 10/1/26, F.G.I.C.	3,173,310
			Florida Mun. Ln. Council Rev. North Miami Beach Wtr. Proj.,
Aaa	2,210		5.375%, 8/1/20, Ser. B, M.B.I.A.	2,460,879
			Sarasota Cnty. Util. Sys. Rev.,
Aaa	1,000		5.25%, 10/1/16, Ser. C, F.G.I.C.	1,120,610
			St. Petersburg Public Util. Rev.,
Aaa	5,000		5.00%, 10/1/28, Ser. A, F.S.A.	5,105,850

				11,860,649

			Georgia—16.0%
			Atlanta Wtr. & Wastewtr. Rev., Ser. A
Aaa	2,385		5.00%, 11/1/29, F.G.I.C.	2,444,840
Aaa	715		5.00%, 11/1/38, F.G.I.C.	726,018
Aaa	2,615	(b)	5.00%, 11/1/29, F.G.I.C. Prerefunded 5/1/09 @ $101	2,908,220
Aaa	785	(b)	5.00%, 11/1/38, F.G.I.C. Prerefunded 5/1/09 @ $101	873,022
			De Kalb Cnty Wtr. & Swr. Rev.,
Aa2	4,000		5.00%, 10/1/24	4,143,440
			Fulton Cnty. Sch. Dist., Gen. Oblig.,
Aa2	2,000		5.375%, 1/1/16	2,316,100
			Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
Aaa	145		6.40%, 1/1/13, A.M.B.A.C., Escrowed to maturity	172,775
Aaa	2,470		6.40%, 1/1/13, A.M.B.A.C.	2,930,284
			Georgia Mun. Elec. Auth. Rev.,
Aaa	5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,860,260

				23,374,959

			Idaho—1.7%
			Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Ser. B,
Aa1	1,565		6.65%, 7/1/14	1,573,733
Aaa	893		6.60%, 7/1/27, F.H.A.	912,673

				2,486,406

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description (a)	Value (Note 1)
		Illinois—4.7%
		Chicago Gen. Oblig.,
Aaa	$4,000	6.25%, 1/1/11, A.M.B.A.C.	$4,700,240
		Chicago Park Dist., Gen. Oblig.,
Aaa	1,000	5.00%, 1/1/27, Ser. A, A.M.B.A.C.	1,036,420
		Lake Cnty., Wtr. & Swr. Sys. Rev.,
Aaa	1,000	5.50%, 12/1/10, Ser. A, A.M.B.A.C.	1,137,440

			6,874,100

		Indiana—5.6%
		Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
Aaa	5,000	6.00%, 1/1/13, Ser. B, M.B.I.A.	5,889,250
		Indianapolis Local Pub. Impvt., Bond Bank Waterworks Proj.,
Aaa	2,100	5.25%, 7/1/33, Ser. A, M.B.I.A.	2,219,112

			8,108,362

		Kentucky—1.4%
		Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
Aaa	2,000	5.00%, 5/15/30, Ser. A, F.G.I.C.	2,058,480

		Louisiana—0.9%
		St. Charles Parish, Solid Waste Disp. Rev., (Louisiana Pwr. & Lt. Co.),
Aaa	1,250	7.00%, 12/1/22, Ser. A, F.S.A.	1,255,325

		Massachusetts—4.9%
		Boston Wtr. & Swr. Comm. Rev.,
Aaa	2,000	5.00%, 11/1/28, Ser. D, F.G.I.C.	2,065,320
		Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
Aaa	2,355	5.125%, 1/1/23, Ser. B, M.B.I.A.	2,506,003
Aaa	2,500	4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,488,100

			7,059,423

		Michigan—2.9%
		Detroit Wtr. Supply Sys. Rev., Sr. Lien, Ser. A,
Aaa	2,000	5.00%, 7/1/30, F.G.I.C.	2,043,080
Aaa	2,000	5.50%, 7/1/24, F.G.I.C.	2,209,240

			4,252,320

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)
			Mississippi—1.2%
			Mississippi Gulf Coast Reg. Wastewtr. Auth. Rev., Wastewtr. Treatment Facs.,
AAA*	$1,500		7.00%, 7/1/12 Escrowed to maturity	$1,806,975

			Nebraska—4.8%
			Lincoln San. Swr. Rev.,
Aaa	1,000		5.00%, 6/15/16, M.B.I.A.	1,096,780
			Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
Aa2	2,500		6.15%, 2/1/12 Escrowed to maturity	2,901,700
Aa2	2,500		6.20%, 2/1/17 Escrowed to maturity	3,030,850

				7,029,330

			Nevada—2.1%
			Las Vegas Valley Wtr. Dist., Gen. Oblig.,
Aaa	3,000		5.00%, 6/1/32, Ser. A, F.G.I.C.	3,065,130

			New Jersey—1.6%
			New Jersey St. Gen. Oblig.,
Aa3	2,000		5.25%, 7/1/17, Ser. H	2,285,080

			New York—14.9%
			Long Island Pwr. Auth. Elec. Sys. Rev.,
Aaa	4,000		5.25%, 12/1/26, Ser. A, M.B.I.A.	4,254,600
			Metro. Trans. Auth. Rev.,
Aaa	1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,061,450
			New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
Aaa	5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,150,600
			New York St. Dorm. Auth. Rev., Comsewogue Pub. Lib. Insd.,
Aaa	2,020		6.00%, 7/1/15, M.B.I.A.	2,115,384
			New York St. Energy Research & Dev. Auth. Facs. Rev., (Con Edison Co. of NY),
A1	4,000		7.125%, 12/1/29	4,096,400
			New York St. Envir. Fac. Corp., Poll. Ctrl. Rev., Ser. D,
Aaa	2,485	(b)	6.90%, 11/15/15, Prerefunded 11/15/04 @ $102	2,540,316
	2,315	(b)	6.90%, 11/15/15, Prerefunded 11/15/04 @ $102	2,366,532
Aaa	200		6.90%, 11/15/15	204,820

				21,790,102

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Portfolio of Investments

October 31, 2004

Moody’s Rating (Unaudited)	Principal Amount (000)	Description (a)	Value (Note 1)
		Ohio—2.7%
		Ohio St. Wtr. Dev. Auth. Rev.,
Aaa	$2,445	5.50%, 6/1/20, Ser. B, F.S.A	$2,886,029
		Springboro Swr. Sys. Rev.,
Aaa	1,045	5.00%, 6/1/26, M.B.I.A.	1,091,920

			3,977,949

		Puerto Rico—0.7%
		Puerto Rico Elec. Auth. Rev.,
Aaa	1,000	5.00%, 7/1/25, Ser. PP, F.G.I.C.	1,059,730

		South Carolina—1.9%
		Berkeley Cnty. Wtr. & Swr. Rev.,
Aaa	1,000	5.25%, 6/1/16, M.B.I.A.	1,117,030
		Spartanburg Waterworks Rev., Jr. Lien,
Aaa	1,500	5.25%, 6/1/28, F.G.I.C.	1,595,430

			2,712,460

		Tennessee—1.7%
		Tennessee Hsg. Dev. Agcy., Mtge. Fin.,
Aaa	2,390	6.15%, 7/1/15, Ser. B, M.B.I.A.	2,469,635

		Texas—16.6%
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
Aaa	2,500	5.00%, 5/1/25, M.B.I.A.	2,567,700
		Coastal Wtr. Auth. Contract Rev., City Of Houston Proj.,
Aaa	4,000	5.00%, 12/15/25, F.S.A.	4,101,520
		El Paso Wtr. & Swr. Rev.,
Aaa	1,555	5.50%, 3/1/12, Ser. A, F.S.A.	1,779,558
		Harris Cnty. Toll Road Sub. Lien., Gen. Oblig.,
Aa1	1,650	7.00%, 8/15/10, Ser. A	1,994,454
		Houston Wtr. & Swr. Sys. Rev.,
Aaa	1,500	5.25%, 12/1/23, Ser. B Prerefunded 12/1/10 @ $100	1,689,705
Aaa	3,500	5.00%, 12/1/28, Ser. A Prerefunded 12/1/09 @ $100	3,876,075
		Lower Colorado River Auth. Rev., Jr. Lien-Fifth Suppl.,
Aaa	1,600	5.25%, 1/1/15, M.B.I.A. Escrowed to maturity	1,830,464
		Lower Colorado River Auth. Rev., Refunding & Impvmnt.,
Aaa	2,000	5.00%, 5/15/31, F.S.A.	2,035,680
		San Antonio Elec. & Gas Rev.,
Aa1	4,000	5.00%, 2/1/18, Ser. A	4,293,000

			24,168,156

		Virginia—2.8%
		Henrico Cnty. Wtr & Swr. Rev.,
Aa2	3,985	5.00%, 5/1/28	4,082,752

Moody’s Rating (Unaudited)	Principal Amount (000)	Description (a)	Value (Note 1)
		Washington—5.2%
		Energy Northwest Wind Proj. Rev.
Aaa	$1,170	5.00%, 7/1/19, A.M.B.A.C.	$1,241,019
		King Cnty. Swr. Rev.,
Aaa	2,500	5.00%, 1/1/31, F.G.I.C.	2,548,100
		Seattle Wtr. Sys. Dev. Rev.,
Aaa	1,000	5.00%, 9/1/18, M.B.I.A.	1,077,650
		Washington St. Pub. Pwr. Supply, Nuclear Proj. No. 2 Rev.,
Aaa	2,400	6.00%, 7/1/07, Ser. A	2,635,344

			7,502,113

		Wisconsin—1.5%
		Milwaukee Met. Swr. Dist., Gen. Oblig.,
Aa1	2,000	5.25%, 10/1/18, Ser. D	2,204,920

		Wyoming—3.3%
		Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
AA-*	4,000	5.75%, 10/1/20	4,756,800

		Total long-term investments (cost $183,267,608)	205,576,780

		SHORT-TERM INVESTMENT—3.3%

	Shares
NR	4,853,515	Goldman Sachs Tax Exempt Money Market Fund, (cost $4,853,515)	4,853,515

		Total Investments—144.3% (cost $188,121,123; Note 4)	210,430,295
		Other assets in excess of liabilities—0.3%	365,279
		Liquidation Value of Remarketed Preferred Stock—(44.6%)	(65,000,000)

		Net Assets Applicable to Common Stock—100%	$145,795,574

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

F.G.I.C.—Financial Guarantee Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—Municipal Bond Insurance Association.

(b)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
*	Standard & Poor’s rating.

NR—Not Rated by Moody’s or Standard & Poor’s.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Portfolio of Investments

as of October 31, 2004 Cont'd

The state classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2004 was as follows:

California	26.0%
Texas	16.6
Georgia	16.0
New York	14.9
Florida	8.1
Indiana	5.6
Alabama	5.3
Washington	5.2
Massachusetts	4.9
Nebraska	4.8
Illinois	4.7
Wyoming	3.3
Tax Exempt Money Market Fund (various States)	3.3
Michigan	2.9
Virginia	2.8
Ohio	2.7
Connecticut	2.5
Nevada	2.1
South Carolina	1.9
Idaho	1.7
Tennessee	1.7
New Jersey	1.6
Wisconsin	1.5
Kentucky	1.4
Mississippi	1.2
Louisiana	0.9
Puerto Rico	0.7

144.3
Other assets in excess of liabilities	0.3
Liquidation Value of Remarketed Preferred Stock	(44.6)

100.0%

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

October 31, 2004

Assets

Investments, at value (cost $188,121,123)	$210,430,295

Cash	54,176

Interest receivable	3,281,162

Other assets	308,794

Total assets	214,074,427

Liabilities

Payable for investments purchased	2,653,691

Deferred compensation payable (Note 7)	303,661

Accrued expenses	137,262

Advisory fee payable (Note 2)	89,210

Dividends payable to common shareholders	59,719

Administration fee payable (Note 2)	26,763

Dividends payable to preferred shareholders	8,547

Total liabilities	3,278,853

Remarketed preferred stock ($.01 par value; 1,300 preferred shares, issued and outstanding, liquidation preference $50,000 per share; Note 6)	65,000,000

Net Assets Applicable to Common Stock	$145,795,574

Net assets applicable to common stock were comprised of:

Common stock at par ($.01 par value; 600,000,000 shares authorized and 8,507,456 issued and outstanding)	$85,075

Paid-in capital	120,442,594

Undistributed net investment income	1,942,537

Accumulated net realized gain on investments	1,016,196

Net unrealized appreciation on investments	22,309,172

Net assets applicable to common stock (equivalent to $17.14 per share based on 8,507,456 shares outstanding)	$145,795,574

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Operations

Year Ended October 31, 2004

Net Investment Income

Income

Interest	$10,526,685

Expenses

Investment advisory fee	1,058,690

Administration fee	317,607

Directors’ fees and expenses	244,000

Remarketing expense	160,000

Custodian’s fees and expenses	71,000

Transfer agent’s fees and expenses	58,000

Audit fee and expenses	43,000

Reports to shareholders	35,000

Registration fees	24,000

Legal fees and expenses	21,000

Miscellaneous	23,861

Total expenses	2,056,158

Net investment income	8,470,527

Realized and Unrealized Gain on Investments

Net realized gain on investment transactions	1,369,410

Net change in unrealized appreciation on investments	29,850

Net realized and unrealized gain on investments	1,399,260

Dividends on remarketed preferred stock	(725,935)

Net Increase in Net Assets Resulting from Operations	$9,143,852

DTF TAX-FREE INCOME INC.

Statement of Changes

In Net Assets

Increase in Net Assets	Year Ended October 31,
	2004	2003

Operations:

Net investment income	$8,470,527	$8,807,846

Net realized gain (loss) on investment transactions	1,369,410	(20,109)

Net change in unrealized appreciation on investments	29,850	517,489

Dividends on remarketed preferred stock	(725,935)	(712,651)

Net increase in net assets resulting from operations	9,143,852	8,592,575

Dividends:

Dividends to common shareholders from net investment income	(8,167,083)	(8,124,739)

Total increase	976,769	467,836

Net Assets Applicable to Common Stock

Beginning of year	144,818,805	144,350,969

End of year(a)	$145,795,574	$144,818,805

(a) Includes undistributed net investment income of	$1,942,537	$2,022,241

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

PER SHARE OPERATING PERFORMANCE OF COMMON SHAREHOLDERS:	Year Ended October 31,
	2004	2003	2002(f)	2001(e)	2000(e)
Net asset value, beginning of period	$17.02	$16.97	$16.70	$15.42	$14.96

Net investment income(d)	1.00	1.04	1.07	1.09	1.13
Net realized and unrealized gain on investments(d)	.16	.05	.15	1.19	.50
Dividends from net investment income to remarketed preferred shareholders	(.08)	(.08)	(.11)	(.25)	(.32)

Net increase from investment operations	1.08	1.01	1.11	2.03	1.31

Dividends from net investment income to common shareholders	(.96)	(.96)	(.84)	(.75)	(.85)

Net asset value, end of year(a)	$17.14	$17.02	$16.97	$16.70	$15.42

Per share market value, end of year(a)	$16.15	$15.52	$15.00	$14.45	$12.69

TOTAL INVESTMENT RETURN OF COMMON SHAREHOLDERS(b)	10.60%	10.22%	9.71%	20.14%	(4.08)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(c)
Operating expenses	1.42%	1.39%	1.37%	1.38%	1.38%
Net investment income	5.86%	6.04%	6.44%	6.73%	7.51%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$144,531	$145,774	$140,786	$137,104	$127,639
Portfolio turnover rate	11%	6%	15%	8%	26%
Net assets of common shareholders, end of period (000)	$145,796	$144,819	$144,351	$142,075	$131,159
Asset coverage per share of preferred stock, end of period	$162,150	$161,399	$161,039	$159,289	$150,892
Preferred stock outstanding (000)	$65,000	$65,000	$65,000	$65,000	$65,000

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(c)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Calculated based upon weighted average shares outstanding during the period.
(e)	Certain amounts have been reclassified to conform to requirements under U.S. generally accepted accounting principles released in July 2001.
(f)	Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02 and decrease net realized and unrealized gain (loss) per share by $0.02 and increase the ratio of net investment income from 6.35% to 6.44%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd., and an Administration Agreement with Prudential Investments LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund’s average weekly managed assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of .15% of the Fund’s average weekly managed assets.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PI pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities	Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 aggregated $22,331,784 and $21,851,950, respectively.

Note 4. Tax Information

Distributions to shareholders, which are determined in accor- dance with federal income tax regulations, and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended October 31, 2004, the adjustments were to increase net investment income and decrease accumulated net realized gain on investment by $342,787 due to differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended October 31, 2004 and October 31, 2003, the tax characters of the distributions paid, as reflected in the Statement of Changes in Net Assets of $8,167,083 and $8,124,739 respectively, was tax-exempt.

As of October 31, 2004, the accumulated undistributed earnings on a tax basis were $1,281,698 of tax-exempt income (includes a timing difference of $68,265 for dividends payable), $306,131 of ordinary income and $1,016,196 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2004 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$187,698,150	$22,852,719	$120,574	$22,732,145

The difference between book basis and tax basis was attributable to differences in the treatment of market discount accretion for book and tax purposes.

In addition, the fund utilized approximately $10,400 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2004.

Note 5. Capital	There are 600 million shares of $.01 par value common stock authorized.

For the year ended October 31, 2004 the Fund did not issue any common shares in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 0.85% to 1.67% during the year ended October 31, 2004.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Deferred Compensation Plan

The Fund has adopted a deferred compensation plan (the “Compensation Plan”). Under the Compensation Plan, a director who is not an “interested person” of DTF and has elected to participate in the Compensation Plan (a “participating Director”) may defer receipt of all or a portion of his/her compensation from the Fund. The deferred compensation payable to the participating director is credited to the director’s deferral account in lieu of having such compensation paid to the director. The Fund purchases shares of common stock of the Fund in the open market. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Deferred compensation investments of $303,661 are included in “other assets” on the Statement of Assets and Liabilities at October 31, 2004. The Fund’s obligation to make payment under the Compensation Plan is a general obligation of the Fund.

Note 8. Subsequent Events

Subsequent to October 31, 2004, dividends declared and paid on preferred shares totalled $89,303. On November 1, 2004, the Board of Directors of the Fund declared a dividend of $0.08 (consisting of $.05 of tax-exempt income and $.03 long-term capital gain) per common share payable on November 30, 2004, to common shareholders of record on November 15, 2004. On November 30, 2004, the Board of Directors approved a long-term capital gain distribution of $0.08 per common share and a special taxable ordinary income dividend of $0.033 per share to be declared on December 1, 2004 payable on December 31, 2004 to common shareholders of record on December 15, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

DTF Tax-Free Income Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DTF Tax-Free Income Inc. (the “Fund”) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S generally accepted accounting principles.

New York, New York November 17, 2004

DIRECTORS OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Phoenix Investment Partners (“PXP”).

Independent Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Francis E. Jeffries 8477 Bay Colony Drive #902 Naples, FL 34108 Age: 74	Chairman of the Board of Directors	Term expires 2005; Director since 1991	Chairman of the Board of Directors and President of the Registrant. Until May 13, 1997, Chairman of the Board of Directors of PXP. Prior to July 1995, Chief Executive Officer of the predecessor of PXP and Chairman of the Board of Duff & Phelps Investment Management Co.	31

E. Virgil Conway Rittenhouse Advisors, LLC 101 Park Avenue New York, NY 10178 Age: 75	Director	Term expires 2006; Director since 1995	Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001. Chairman and Board Member of the Metropolitan Transportation Authority (1992-2001). Chairman and Trustee of the Harlem Youth Development Foundation (1987-2002). Chairman and Director of New York Housing Partnership Development Corp. (1981-2003).	38	Director of Urstadt Biddle Property Corp. (1989-present). Director/Trustee, Centennial Insurance Company (1974-2002), Josiah Macy, Jr., Foundation (1973-2004), Atlantic Mutual Insurance Company (1986-2002), Trism, Inc. (1994-2001), Consolidated Edison Company of New York, Inc. (1970-2002), Union Pacific Corp. (1978-2002), Blackrock Fund for Freddie Mac Securities (Advisory Director) (1990-2002), Accuhealth, Inc. (1994-2002).

William W. Crawford 4765 Whispering Pine Way Naples, FL 34103 Age: 76	Director	Term expires 2005; Director since 1995	Currently retired. Former President and Chief Operating Officer of Hilliard, Lyons, Inc., a registered broker-dealer.	4

Harry Dalzell-Payne The Flat Elmore Court Elmore, GLOS GL2 3NT, UK Age 75	Director	Term expires 2006; Director since 1996	Currently retired. Formerly a Major General of the British Army	38

William N. Georgeson 575 Glenwood Road Lake Forest, IL 60045 Age: 77	Director	Term expires 2005; Director since 1991	Currently retired. Former Vice President of Nuveen Advisory Corp., an investment adviser.	4

Eileen A. Moran PSEG Resources, Inc. 80 Park Plaza T-22 Newark, NJ 07102 Age: 50	Director	Term expires 2005; Director since 1996	President and Chief Executive Officer, PSEG Resources Inc. (1990-present).	4

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Everett L. Morris W.H. Reaves and Company 10 Exchange Place Jersey City, NJ 07302 Age: 76	Director	Term expires 2006; Director since 1991	Vice President of W.H. Reaves and Company (1993-2003). Prior to March 1993, Director of Public Service Enterprise Group Incorporated and President and Chief Operating Officer of Enterprise Diversified Holdings Incorporated. Prior to January 1992, Senior Executive Vice President Chief Financial Officer of Public Service Electric and Gas Company. Prior to 1991, Director of First Fidelity Bank, N.A., N.J.	38	Director, Reaves Utility Income Fund.

Geraldine M. McNamara United States Trust Company of New York 11 West 54th Street New York, NY 10019 Age 53	Director	Term expires 2005; Director since 2003	Managing Director, U.S. Trust Company of New York (1982-present).	35

Richard A. Pavia 7145 North Ionia Avenue Chicago, IL 60646 Age: 74	Director	Term expires 2007; Director since 1991	Currently retired. Vice Chairman Cook County Illinois President’ s Advisory Council-Forest Preserve District (since 1997). Special Consultant, K&D Facilities Resource Corp. (since 1995). Former Chairman and Chief Executive Officer of Speer Financial, Inc.	4

Interested Director
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Philip R. McLoughlin[1] 56 Prospect Street Hartford, CT 06115 Age: 57	Director	Term expires 2007; Director since 1996	Director and Chief Executive Officer (1995-2002) and Chairman (1997-2002), PXP. Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. (2001-2002). Director, (1994-2002) and Executive Vice President, Investments, (1988-2002) Phoenix Life Insurance Company. Director, Phoenix Investment Management Company (2001-2002). Director, Aberdeen Asset Management plc (1986-2002). Director (1983-2002) and Chairman (1995-2002) Phoenix Investment Counsel, Inc. Director (1984-2002), Chairman (1990-2002) and President (1990-2000), Phoenix Equity Planning Corporation. Chairman and Chief Executive Officer, Phoenix/Zweig Advisers (1999-2002). Director and Executive Vice President, Phoenix Life and Annuity Company (1996-2002), Director and Executive Vice President, PHL Variable Insurance Company (1995-2002), and Director, Phoenix National Trust Company (1996-2002). Director, W.S. Griffith Securities Inc. (1992-2002). Director and Vice President, PM Holdings, Inc. (1985-2002).	49	Director, The Phoenix Companies, Inc. (since 2001). Director, PXRE Group (1985-present), and World Trust Fund (1991-present).

1 Mr. McLouglin is an interested person of the Funds by reason of his position with PXP and its affiliates.

MANAGEMENT OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or PXP and receive compensation in such capacities.

Name, (Age) and Address	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Nathan I. Partain (47) 55 East Monroe Street Chicago, Illinois 60603	President and Chief Executive Officer, since February 2001 (Executive Vice President, Chief Investment Officer and Assistant Secretary, April 1998-February 2001; Senior Vice President, Chief Investment Officer and Assistant Secretary, January-April 1998; Senior Vice President and Assistant Secretary, January 1997-January 1998)	Executive Vice President, Duff & Phelps Investment Management Co. since January 1997; Director of Utility Research, Phoenix Investment Partners, Ltd., 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993); Director, Otter Tail Corporation

Timothy M. Heaney (40) 56 Prospect Street Hartford, CT 06115-0480	Vice President and Portfolio Manager since 1997 and Chief Investment Officer since 2004.	Managing Director, Fixed Income (1997-present), Director, Fixed Income Research (1996-1997), Investment Analyst (1995-1996), Phoenix Investment Counsel, Inc.

Alan M. Meder (45) 55 E. Monroe Street Chicago, IL 60603	Treasurer & Principal Financial and Accounting Officer since 2000 and Assistant Secretary since 2002.	Senior Vice President of Duff & Phelps Investment Management Co. (1994-present).

Joyce B. Riegel (50) 55 E. Monroe Street Chicago, IL 60603	Chief Compliance Officer since 2003.	Vice President and Compliance Officer of Duff & Phelps Investment Management Co. (2002-present), Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC (2001-2002), Vice President and Compliance Officer, Stein Roe & Farnham Incorporated (1996-2000).

Matthew A. Swendiman (31) One American Row Hartford, CT 06102	Secretary since 2004.	Counsel, Phoenix Life Insurance Company (2002-present). Vice President, Counsel, Chief Legal Officer and Secretary, certain of the funds within the Phoenix Fund Complex (2004-present). Assistant Vice President and Assistant Counsel, Conseco Capital Management, (2000-2002).

OTHER INFORMATION (Unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe, Inc. (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43011, Providence, Rhode Island, 02940-3011 or call toll free (800) 451-6788.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing addi -

tional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

The Fund does not periodically update its registration statement in reliance upon prevailing exemptive orders and applicable rules. Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided in this report.

The Fund does not typically hold voting securities and the Fund’s Board of Directors has adopted proxy voting procedures whereby the Fund’s Investment Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interests of the Fund and its shareholders. The receipt by the Fund of any such proxy solicitation materials and any vote in connection with the Fund’s portfolio securities would be reviewed subsequently by the Fund’s Board of Directors. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free (800) 243-4361 ext. 5992.

There have been no material changes in the Fund’s investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.

The information regarding the Fund’s most recent quarterly report is available on the SEC website (www.SEC.gov)

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Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

William W. Crawford

William N. Georgeson

Philip R. McLoughlin

Geraldine M. McNamara

Everett L. Morris

Eileen A. Moran

Richard A. Pavia

Harry Dalzell-Payne

Officers

Nathan I. Partain, President & Chief Executive Officer

Timothy M. Heaney, Vice President & Chief Investment Officer

Matthew Swendiman, Secretary

Alan M. Meder, Treasurer & Principal Financial and Accounting Officer and Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

EquiServe, Inc.

P.O. Box 43011

Providence, RI 02940-3011

Call toll free (800) 451-6788

Independent Auditors

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom (Illinois)

333 West Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206DTFA

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2004

Item 1 – Reports to Stockholders – [INSERT REPORT]

Item 2 – Code of Ethics

(a)	The Registrant has adopted, in August 2003, a code of ethics that applies to its Chief Executive Officer, President, Chief Financial Officer and Treasurer. Copies of the code of ethics may be requested free of charge by calling toll free on 1-800-243-4361 ext. 5992.

(b)	Since the adoption of code of ethics in August 2003, there were no amendments to the code of ethics referred to in 2(a) above.

(c)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

Item 3 – Audit Committee Financial Expert

The Board of Directors of the Registrant has designated Everett L. Morris and E. Virgil Conway as Audit Committee Financial Experts. Mr. Morris and Mr. Conway are both considered by the Board to be independent directors.

Item 4 – Principal Accountant Fees and Services

(a)	Audit Fees.

For the fiscal year ended October 31, 2004, Ernst & Young LLP, the Registrant’s principal accountant, billed the Registrant $37,270 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. Ernst & Young LLP billed the Registrant $34,500 during the fiscal year ended October 31, 2003 for the Registrant’s annual audit.

(b)	Audit- Related Fees.

None

(c)	Tax Fees.

In the fiscal year ended October 31, 2004, Ernst & Young LLP, the Registrant’s principal accountant, billed the Registrant $3,750 for professional services rendered for the review with respect to the Registrant’s U.S Federal income tax return, Form 1120-RIC and review procedures performed relating to the Registrant’s Illinois, New Jersey and Maryland state returns. Ernst & Young LLP billed the Registrant’s $3,500 during the fiscal year ended October 31, 2003 for similar tax services.

(d)	All other Fees.

For the fiscal year ended October 31, 2004, Ernst & Young LLP, billed the Registrant $2,600 for agreed upon procedures performed with respect to the Registrant’s basic maintenance reports for the Remarketed Preferred stock issued by the Registrant. In the fiscal year ended October 31, 2003, Ernst & Young LLP billed $2,475 for these services.

(e)	(1) Audit Committee Pre-Approval Polices and Procedures.

Statement of Principle

The Audit Committee of the Board of Directors of each of DTF Tax-Free Income Fund Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds,”) is required to pre-approve all Covered Services (as defined in the Joint Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Joint Audit Committee Charter) is pre-approved in accordance with the terms of this Joint Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its regular 1st Quarter meeting of each calendar year, the Audit Committee will review and re-approve this Policy and the appendices attached hereto, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the appendices hereto. Any proposed Covered Services exceeding these fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in Appendix A must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in Appendix B must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in Appendix C must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in Appendix D must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) will be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(e)	(2) Percentage of Services Referred to in 4(b)- 4(d) that were approved by the Audit Committee.

100%

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable

(g)	Non-Audit Fees:

For the fiscal year ended October 31, 2004, Ernst & Young LLP billed the Registrant a total of $6,350 ($3,750 for tax services and $2,600 for agreed upon procedures) for non-audit fees. In the fiscal year ended October 31, 2003, Ernst & Young LLP billed the Registrant a total of $5,975 ($3,500 for tax services and $2,475 for agreed –upon procedures for non-audit fees.

(h)	Principal Accountants Independence

Not applicable as Ernst & Young has not provided non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee & Listed Registrant - Not Applicable.

Item 6 – Schedule of Investments – The Schedule of Investments is included as part of the report to Shareholders filed under Item 1 of this form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Fund does not typically hold voting securities and the Fund’s Board of Directors has adopted proxy voting procedures whereby the Fund’s Investment Advisor would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interest of the Fund and its shareholders. The receipt by the Fund of any such proxy solicitation materials and any vote in connection with the Fund’s portfolio securities would be reviewed subsequently by the Fund’s Board of Directors. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-800-243-4361 ext. 5992.

Item 8 – Purchases of Equity Securities by Closed – End Management Investment Company and Affiliated Purchases.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans Or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
5/1/2004 through 5/31/2004	0	0.00	0	0
6/1/2004 through 6/30/2004	0	0.00	0	0
7/1/2004 through 7/31/2004	0	0.00	0	0
8/1/2004 through 8/31/2004	0	0.00	0	0
9/1/2004 through 9/30/2004	0	0.00	0	0
10/1/2004 through 10/31/2004	0	0.00	0	0
Total	0	0.00	0	0

Item 9 – Submission of Matters to a Vote of Security Holders.

Not Applicable- There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal chief officer and principal financial and accounting officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s chief executive officer and principal financial and accounting officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a) Code of Ethics – Attached hereto

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DTF Tax-Free Income Inc.

By:	/s/ ALAN M. MEDER
Alan M. Meder,
Treasurer of DTF Tax-Free Income Inc.

Date: December 17, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NATHAN I. PARTAIN
Nathan I. Partain,
Chief Executive Officer of DTF Tax-Free Income Inc.

Date: December 17, 2004

By:	/s/ ALAN M. MEDER
Alan M. Meder,
Treasurer & Principal Financial and Accounting Officer of DTF Tax-Free Income Inc.

Date: December 17, 2004